                                                                 EXHIBIT 99.10

                             STOCKHOLDER AGREEMENT

                           DATED AS OF JULY 31, 1995

                                 BY AND BETWEEN

                               AST RESEARCH, INC.

                                      AND

                         SAMSUNG ELECTRONICS CO., LTD.

                             STOCKHOLDER AGREEMENT

     This Stockholder Agreement (this "Agreement") is entered into as of July 31, 1995 by and between Samsung Electronics Co., Ltd., a Korean corporation (the "Purchaser") and AST Research, Inc., a Delaware corporation (the "Company").

     A. The Purchaser and the Company have entered into that certain Stock Purchase Agreement dated as of February 27, 1995, as amended by Amendment No. 1 thereto dated as of June 1, 1995 and Amendment No. 2 thereto dated as of July 29, 1995 (as so amended, the "Stock Purchase Agreement") pursuant to which the Purchaser is acquiring certain shares of the Company's Common Stock.

     B. As a result of the transactions contemplated by the Stock Purchase Agreement, the Purchaser will be a significant stockholder of the Company.

     C. It is a condition to the transactions contemplated by the Stock Purchase Agreement and the desire of the Purchaser and the Company that this Agreement be entered into to establish certain terms and conditions concerning the Purchaser's investment in the Company and the Company's corporate governance.

     NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, and covenants set forth in this Agreement, the Purchaser and the Company hereby agree as follows:

                                   ARTICLE 1.
                                  DEFINITIONS

     Capitalized terms used in this Agreement without definition shall have the respective meanings accorded to them in the Stock Purchase Agreement. Capitalized terms used in this Agreement and not otherwise defined herein or in the Stock Purchase Agreement shall have the respective meanings set forth below.

     "Acquired Entity" shall have the meaning set forth in Section 5.1.1.
                                                           -------------

     "GAAP" means generally accepted accounting principles as in effect in the USA (as such principles may change from time to time).

     "Capital Expenditures" means, for any period, the aggregate of all expenditures (including, without limitation, expenditures under leases that, in conformity with GAAP, are required to be accounted for as capital leases) of the Company and its subsidiaries during such period that are required to be capitalized in conformity with GAAP.

     "Director" means a member of the Board.

                                       1
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     "Equity Security" means Voting Stock and any options, warrants, convertible securities, or other rights to acquire Voting Stock but excluding the Rights and securities issuable upon exercise of the Rights.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Independent Director" means a Director who is not (apart from such directorship) an Affiliate, officer, employee, agent, principal stockholder, consultant or partner of the Purchaser or the Company or any Affiliate of either of them or of any entity that was dependent on the Purchaser or the Company or any Affiliate of either of them for more than five percent (5%) of its revenues or earnings in its most recent fiscal year.

     "LYONs" means the Company's Liquid Yield Option Notes due December 14,
2013.

     "Management Committee" shall mean the management committee of the Board created pursuant to Section 12 of Article III of the Amended Bylaws.

     "New Securities" means Voting Stock or other shares of capital stock of the Company and any options, warrants, convertible securities, or other rights to acquire such Voting Stock or other capital stock or securities exercisable or convertible for such Voting Stock or other capital stock, but excluding the Rights and securities issuable upon exercise of the Rights.

     "Original Investment Shares" means the New Issue Shares and the Offer
Shares.

     "Standstill Period" means the period of four years after the Closing of the purchase and sale of the First Issuance Shares, provided that if there is a later Closing of the purchase and sale of the Second Issuance Shares, the Standstill Period shall continue until the date that is four years after such later Closing.

     "Tandy Note" means that certain promissory note due July 11, 1996, issued by the Company to Tandy Corporation in the principal amount of $96,720,000 as of the date hereof.

                                   ARTICLE 2.
                             ACQUISITION OF SHARES

      2.1. Standstill. Until completion of the purchase of the Original Investment Shares, neither the Purchaser nor any of its Affiliates shall (directly or indirectly) acquire or offer to acquire Beneficial Ownership of any Equity Securities or interest therein except pursuant to the First Issuance, the Second Issuance, and the Offer. After completion of the purchase of the Original Investment Shares and prior to the end of the Standstill Period, neither the Purchaser nor any of its Affiliates shall directly or indirectly acquire or offer to acquire Beneficial Ownership of any Equity Securities or interest therein except as set forth in Sections 2.1.1 through 2.1.6, and provided that
                               --------------         -----
the Purchaser may at any time submit a proposal to the Board for consideration by the Board as contemplated by Section 2.1.3.
                                -------------

                                       2
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           2.1.1. Letter of Credit Draw. The Purchaser and/or its Affiliates may
                  ---------------------
purchase Common Stock from the Company pursuant to Section 3.3 of the Letter
                                                   -----------
of Credit Agreement.

           2.1.2. Open Market. The Purchaser and/or its Affiliates may purchase
                 -----------
Shares in the open market at prices per share at least equal to $21.10.


           2.1.3. Directors' Approval. The Purchaser and/or its Affiliates may
                  -------------------
purchase Common Stock in any transactions approved by a majority of the Directors not designated by the Purchaser pursuant to this Agreement.

           2.1.4.  Purchases to Restore Previous Purchaser Interest.
                   ------------------------------------------------

          (a) At any time and from time to time until 270 days after the Closing, the Purchaser may purchase in the open market at any available price up to that aggregate number of additional shares of Voting Stock which, if they had been acquired by the Purchaser in the open market on the date of the Closing, would have caused the Purchaser Interest immediately following the Closing to be 40.25%.

          (b) If at any time or from time to time on or after the date hereof the number of outstanding shares of Voting Stock is increased for any reason through the issuance of additional shares, including, without limitation, upon exercise of stock options or directors' warrants or upon conversion or exchange of convertible securities, conversion of any LYONs for Common Stock, payment on the Tandy Note with Common Stock, or as consideration for acquisition of any corporation or other entity or business or division thereof, but excluding any shares of Voting Stock issued pursuant to stock splits or stock dividends issued or distributed proportionately on all outstanding shares of Voting Stock, then in connection with each such issuance the Purchaser and/or its Affiliates shall have the right, but not the obligation, to purchase in the open market at any available price, up to such number of additional shares of Voting Stock as may then be necessary solely as a result of such issuance to restore the Purchaser Interest to the same percentage of the Total Voting Power as existed immediately prior to such increase in the number of outstanding shares of Voting Stock, provided that any shares of Voting Stock acquired by the Purchaser pursuant to
Section 2.1.4(a) shall be deemed to have been acquired at the Closing for
----------------
purposes of determining the Purchaser Interest immediately prior to such increase in the number of outstanding shares of Voting Stock. The purchase right set forth in this Section 2.1.4(b) shall be exercisable at any time and
                        -----------------
from time to time until 270 days after the Purchaser's receipt of notice of such issuance pursuant to Section 2.3.
                     -----------

           2.1.5. New Equity Issuance. The Purchaser and/or its Affiliates shall
                  -------------------
have the right, but not the obligation, to participate in certain equity issuances pursuant to Section 2.2.
                      -----------

           2.1.6. Third-Party Offers. From and after the Closing of the purchase
                  ------------------
and sale of the Second Issuance Shares until such time as the Purchaser Interest has been less than 30% for a period of at least twenty-five (25) consecutive days, in the event any Third Party shall make an offer to acquire a 20% or greater interest in Equity Securities, the Purchaser and/or its Affiliates shall be permitted to make a competing offer, and acquire Equity Securities pursuant thereto, subject to and in accordance with the following:

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          (a)  If (i) the Third Party offer is approved or recommended by a majority vote of the Directors not designated by the Purchaser pursuant to this Agreement, or (ii) there shall be in effect no Rights Agreement or the Board shall have amended or rescinded the Rights Agreement to exclude the Third Party from the definition of "Acquiring Person" or permit the Third Party offer to proceed without resulting in a Distribution Date or a Triggering Event or the Rights becoming exercisable or (iii) a court of competent jurisdiction shall have entered an order invalidating the Rights Agreement with respect to the Third Party offer or ordering that the Rights be rescinded or the Rights Agreement be so amended, then the Purchaser shall have the right to make a competing offer and to acquire Equity Securities pursuant to such competing offer, provided that (1) the competing offer complies with Section 2.1.6(b), (2)
                                                           ----------------
the competing offer is made prior to the withdrawal or termination of the Third Party offer, and (3) if the Third Party offer is withdrawn or terminated before the Purchaser acquires Equity Securities pursuant to the competing offer, the Board determines in good faith that such Third Party offer was withdrawn or terminated primarily as a result of the Purchaser's competing offer having superior terms to or a substantially greater likelihood of success than such Third Party offer. The Company shall not enter into any agreement with the Third Party offeror or take any action required as a condition of the Third Party offer unless and until the Purchaser shall have been notified in writing by the Company of the right of the Purchaser and/or its Affiliates to submit a competing offer hereunder, and the Purchaser and/or its Affiliates shall have been afforded not less than ten (10) Business Days following receipt of such notice in which to submit its competing offer for consideration by the Board.

          (b)  Any competing offer by the Purchaser pursuant to this Section
                                                                     -------
2.1.6 shall be, as nearly as possible, for an identical amount of securities and
-----
at a price per share no lower than and on terms no less favorable than are offered by the Third Party, provided that any such offer may be subject to any governmental or regulatory approvals required by Korean law. In the event the consideration offered in any Third Party offer shall consist of securities or property other than cash, the competing offer by the Purchaser may in the Purchaser's discretion be for cash in an amount per share not less than the fair market value of the consideration offered by the Third Party.

      2.1.7. Maximum Purchaser Ownership. Notwithstanding anything in this
             ---------------------------
Section 2.1 to the contrary, from the date of this Agreement until the expiration of the Standstill Period, neither the Purchaser nor any of its Affiliates may (directly or indirectly) acquire, or offer to acquire, Beneficial Ownership of any Voting Stock if, after such acquisition, the Purchaser Interest (calculated as though Beneficial Ownership of Voting Stock includes shares of Voting Stock that the Purchaser has the right to acquire (other than pursuant to this Agreement) as described in subsection (d)(1)(i) of Rule 13d-3 under the Exchange Act without regard to the 60-day limit set forth therein) would exceed 49.9%, unless such acquisition or offer (together with related transactions) is
(a) made pursuant to Section 2.1.6, or (b) has been approved by a majority of
                     -------------
the Directors not designated by the Purchaser pursuant to this Agreement and would result in the Purchaser and/or its Affiliates owning 100% of the Voting Stock.

      2.2. Pro-Rata Purchase Right. From and after the Closing of the purchase and sale of the Second Issuance Shares until such time as the Purchaser Interest has been less than 30% for a period of at least twenty-five (25) consecutive days, the Company shall give the Purchaser at least

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twenty-five (25) (and, when possible, at least ninety-five (95)) days' prior written notice of the issuance by the Company of any New Securities as a result of which the Purchaser Interest would be reduced, either immediately upon issuance of such New Securities, or upon subsequent exercise or conversion thereof. Such notice shall set forth (a) the approximate number and type of securities proposed to be issued and sold to persons other than the Purchaser and/or its Affiliates and the material terms of such securities, (b) the proposed price or range of prices at which such securities are proposed to be sold and the terms of payment, (c) the number of such securities offered to the Purchaser and/or its Affiliates in compliance with this Section 2.2, and (d)
                                                        -----------
the proposed date of issuance of such securities. The Purchaser may, by notice given to the Company within fifteen (15) days after such Company notice and so long as permitted by applicable laws and regulations, elect to purchase up to its pro rata share of such New Securities. Such pro rata share shall be a percentage of the proposed issuance equal to the Purchaser Interest (calculated as though Beneficial Ownership of Voting Stock includes shares of Voting Stock that the Purchaser has the right to acquire (other than pursuant to this Agreement) as described in subsection (d)(1)(i) of Rule 13d-3 under the Exchange Act without regard to the 60-day limit set forth therein) immediately prior to such issuance. The Purchaser's pro-rata purchase shall be on the same terms as the balance of such issuance, provided that if the sale price at which the Company proposes to issue, deliver or sell any New Securities is to be paid with consideration other than cash, then the purchase price at which the Purchaser may acquire such New Securities shall be equal in value (as determined in good faith by the Board) but payable entirely in cash. The closing of the Purchaser's purchase of New Securities pursuant to this Section 2.2 shall occur
                                                        -----------
simultaneously with the closing of the balance of such issuance, provided that if as of the date of the closing of the balance of such issuance the Purchaser has not received all approvals of Governmental Authorities required in connection with the Purchaser's participation in such issuance, then (i) the Purchaser shall not be required to effect its purchase under this Section 2.2
                                                                  -----------
until such approvals have been received, and (ii) the Company may terminate the Purchaser's right to participate in such issuance if the Purchaser has not effected its purchase within 120 days of receipt from the Company of written notice of the New Issuance. If the Purchaser elects such deferral, the Company may close the portion of the issuance other than the Purchaser's portion prior to the closing of the issuance of the Purchaser's portion. If the terms of the proposed issuance are materially changed from those stated in the Company's notice to the Purchaser of such issuance, then the proposed issuance shall be treated as a new issuance, subject again to this Section 2.2, and any election
                                                 -----------
to purchase made prior to such change may, at the sole discretion of the Purchaser, be withdrawn.

     The Purchaser's pro-rata purchase right pursuant to this Section 2.2 shall
                                                              -----------
not apply, however, to:

               (i) any issuance pursuant to (a) any stock option or purchase right or plan exclusively for one or more employees and/or directors of the Company or any of its subsidiaries or (b) warrants issued to Directors prior to the date hereof;;

               (ii) any issuance in consideration of any part of the acquisition by the Company or any subsidiary of any stock, assets or business;

               (iii)  any issuance upon conversion of the LYONs;

               (iv) any issuance pursuant to the exercise or conversion of any New Security issued after the date hereof in a transaction in which the Purchaser was entitled to participate pursuant to this Section 2.2; or
                                                       -----------

               (v) any issuance in payment of any portion of the Tandy Note.

      2.3. Notice and Subscription Procedures. In addition to the notice required under Section 2.2, the Company shall notify the Purchaser of, and
               -----------
provide the Purchaser with an accurate and complete description of, any event that will cause the rights of the Purchaser and/or its Affiliates to acquire or offer to acquire Equity Securities under Section 2.1 (other than
                                                    -----------
Section 2.1.2 or 2.1.5) to become exercisable. The Company shall deliver
-------------    -----
such notice to the Purchaser as promptly as practicable after becoming aware of such event, and when possible at least ninety-five (95) days prior to the anticipated date of such event, provided that notice of issuances of a kind described in subsection (i), (iii), or (iv) of Section 2.2, need
                                                      -----------
only be delivered within 15 days following the end of each fiscal quarter of the Company.

      2.4. Acquisitions After Standstill Period. After the Standstill Period, this Agreement shall not restrict the acquisition or offer to acquire any Equity Securities or interest therein by the Purchaser and/or its Affiliates; provided, however, that the Purchaser shall not acquire or offer to acquire any Equity Securities if, as the result of or after giving effect to such acquisition, the Purchaser Interest (calculated as though Beneficial Ownership of Voting Stock includes shares of Voting Stock that the Purchaser has the right to acquire (other than pursuant to this Agreement) as described in subsection (d)(1)(i) of Rule 13d-3 under the Exchange Act without regard to the 60-day limit set forth therein) would exceed 66.67%, except pursuant to a cash tender offer for all Equity Securities not owned by the Purchaser and/or its Affiliates.

                                   ARTICLE 3.
                               TRANSFER OF SHARES

     The Purchaser and its Affiliates shall not sell or otherwise transfer (except to an Affiliate of the Purchaser which shall agree to be bound by this Agreement) any Equity Securities Beneficially Owned by such persons or any interest therein for a period of five (5) years from the Closing of the purchase and sale of the First Issuance Shares, except as follows:

      3.1. Pro-Rata Transactions. From and after the third anniversary of the Closing of the purchase and sale of the First Issuance Shares, the Purchaser and/or any of its Affiliates may sell any or all Equity Securities Beneficially Owned by such persons in any transaction or transactions in which each other holder of Equity Securities has the opportunity to sell the same percentage of such stockholder's Equity Securities as the Purchaser and such Affiliates, at a price and on terms no less favorable than those applicable to the sale by the Purchaser and/or its Affiliates.

      3.2. Public Offerings and Market Transactions. From and after the third anniversary of the Closing of the purchase and sale of the First Issuance Shares (or, in the case of Common Stock acquired from the Company pursuant to Section
3.3 of the Letter of Credit Agreement, at any time and from time to time), the Purchaser and/or any of its Affiliates may sell any or all

Equity Securities Beneficially Owned by such persons in one or more registered public offerings or in market transactions if the Purchaser and/or its selling Affiliates invoke and follow or require participating underwriters or brokers to invoke and follow appropriate and reasonable procedures (subject to the Company's prior approval, which shall not be unreasonably withheld) designed to prevent the sale of such Equity Securities to any person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) that would, after giving effect to its acquisition of such Equity Securities, Beneficially Own or have the right to acquire more than ten percent (10%) of the Total Voting Power.

      3.3. Directors' Approval. The Purchaser and/or any of its Affiliates may sell any or all Equity Securities Beneficially Owned by such persons in any transaction or transactions approved by a majority of the Directors other than Directors designated by the Purchaser pursuant to this Agreement.

     In the event the Purchaser shall sell or otherwise transfer any Equity Securities or any interest therein to an Affiliate, then so long as any such Equity Securities are Beneficially Owned by such Affiliate, the provisions of this Article shall apply to any sale or transfer of the capital stock or other equity interests of such Affiliate such that it would cease to be an Affiliate of the Purchaser.

                                   ARTICLE 4.
                              BOARD REPRESENTATION

      4.1.   Purchaser Designees.


           4.1.1. Full Investment. At all times and from time to time after
                  ---------------
acquisition by the Purchaser of the Original Investment Shares, subject to
Section 4.1.2, the Purchaser shall have the right to designate that number of
-------------
Directors as will result in the total number of Directors designated by the Purchaser being one fewer than a majority of the total number of Directors then authorized under the Company's Certificate of Incorporation. Subject to Section
                                                                        -------
4.2, this Section 4.1.1 shall not limit the right of the Purchaser to nominate
---               -----
and seek the election of additional Directors after the Standstill Period.

           4.1.2. Partial Investment. If (a) the Purchaser acquires the First
                  ------------------
Issuance Shares, but does not also acquire all other Original Investment Shares, or (b) the Purchaser acquires the Original Investment Shares but the Purchaser Interest shall thereafter at any time have been less than thirty percent (30%) for a period of at least twenty-five (25) consecutive days, then the Purchaser shall from time to time have the right to designate that number of Directors as will result in the total number of Directors designated by the Purchaser being equal to the product (rounded to the nearest whole number) of (i) the total number of Directors then authorized under the Company's Certificate of Incorporation, and (ii) the Purchaser Interest at that time.

           4.1.3. Purchaser Directors. Any Director designated by the Purchaser
                  -------------------
shall not serve as a Director if such person shall be prohibited from serving as a Director under applicable law, including antitrust law.

      4.2. Independent Directors. At all times until such time as the Purchaser Interest shall have been less than 30% for a period of at least twenty-five (25) consecutive days or more than 90% for a period of at least twenty-five (25) consecutive days, the Board shall include at least three Independent Directors.

      4.3.  Additional Agreements.

           4.3.1. By the Company. The Company shall from time to time increase
                  --------------
the number of Directors constituting the Board and/or obtain resignations from Directors (other than designees of the Purchaser and Independent Directors required by Section 4.2) as may be required to ensure that there will at all
            -----------
times be sufficient Board seats available to accommodate the full number of Directors that the Purchaser is then entitled to designate pursuant to Section
                                                                       -------
4.1. The Company shall promptly and at all times use its best efforts, and take
---
all such actions as may be appropriate or necessary for the election to the Board of the Purchaser designees selected pursuant to Section 4.1 and the
                                                      -----------
Independent Directors required pursuant to Section 4.2. Such actions shall
                                           -----------
include, without limitation, the solicitation of proxies for the election of such persons at each regular or special meeting of stockholders of the Company at which Directors are to be elected, or in any written consent solicited in lieu of such a meeting.


          4.3.2. By the Purchaser. The Purchaser and its Affiliates shall vote
                 ----------------
their Shares at each regular or special meeting of the Company's stockholders at which Directors are to be elected, or in any written consent solicited in lieu of such a meeting, in favor of election to the Board, and shall otherwise use their best efforts to cause the appointment or election to the Board, and to maintain as Directors: (a) during the Standstill Period, such Independent Directors and such additional Directors as shall be designated by a majority of the Directors of the Company other than those designated by the Purchaser, consistently with Sections 4.1 and 4.2; and (b) after the Standstill Period,
                  ------------     ---
such Independent Directors as are required by Section 4.2 and otherwise as the
                                              -----------
Purchaser and its Affiliates may determine in their discretion. If at any time prior to the end of the Standstill Period the number of Directors that the Purchaser is entitled to designate pursuant to Section 4.1 is fewer than the
                                               -----------
number of Purchaser designees then serving on the Board, the Purchaser shall promptly obtain resignations from such of its designees (chosen by the Purchaser) as may be required to cause the number of Purchaser designees serving on the Board to be equal to the number of Directors that the Purchaser is then entitled to designate.

           4.3.3. By the Purchaser and the Company. Names of all Director
                  --------------------------------
nominees designated by the Purchaser or by those Directors of the Company not designated by the Purchaser shall be furnished to the Purchaser and the Company
(a) in the case of election of Directors at an annual meeting or otherwise pursuant to a vote of the Company's stockholders, in time to be included in the proxy materials related to such election, and (b) at least ten (10) days prior to election or appointment of Directors by the Board.

      4.4. Committees. The Purchaser shall be entitled to designate one of its Director designees to serve on each committee of the Board (except as otherwise provided in Section 12 of Article III of the Amended Bylaws with respect to the Management Committee). The Purchaser shall be entitled to select any of the Directors as alternates for each of its Director designees serving on committees of the Board, which alternates shall be the designees of the Board for purposes of the Amended Bylaws and Section 141(b) of the Delaware General Corporation Law and may replace any of the Purchaser's Director designees serving on any committee who are absent or disqualified at any meeting of the committee. With respect to the audit committee, any Purchaser Director designee shall, as a condition to membership thereon, meet all requirements imposed by the rules of any national securities exchange, or the Nasdaq National Market, on which the Company's Shares may then be listed or quoted. With respect to the compensation committee, any Purchaser Director designee shall, as a condition to membership thereon, qualify as "disinterested" within the meaning of Rule 16b-3 under the Exchange Act or any similar rule then in effect.

      4.5. Vacancies. If any Director or Director nominee designated by the Purchaser pursuant to Section 4.1 shall decline to serve on, resign or be
                      -----------
removed from, or for any other reason be unable to serve on the Board or any committee thereof, the vacancy resulting therefrom shall be filled in accordance with the Company's Certificate of Incorporation and Bylaws by another person designated by the Purchaser pursuant to Section 4.1. If any Director or Director
                                        -----------
nominee not designated by the Purchaser pursuant to Section 4.1 shall decline to
                                                    -----------
serve on, resign or be removed from, or for any other reason be unable to serve on the Board or any committee thereof during the Standstill Period, the vacancy resulting therefrom shall be filled in accordance with the Company's Certificate of Incorporation and Bylaws by a person designated by a majority of the Directors of the Company other than those designated by the Purchaser. This
Section 4.5 shall not operate to allow the Purchaser or the Directors other than
-----------
those designated by the Purchaser to designate more Directors or committee members than it or they would be entitled to designate hereunder but for this
Section 4.5.
-----------

      4.6. Directors' Indemnification and Insurance. As long as any designees of the Purchaser serve on the Board, (a) the Amended and Restated Certificate of Incorporation and Bylaws of the Company shall not be amended to contain provisions less favorable with respect to indemnification and limitation of liability of Directors than are set forth in the Amended and Restated Certificate and Amended Bylaws as of the date of this Agreement, or in any other manner that would affect adversely the rights thereunder of designees of the Purchaser serving on the Board, unless such amendment, repeal or modification shall be required by law or the fiduciary obligations of the Board, as determined in good faith by the Board based on the written advice of outside counsel, and (b) such designees shall be covered by any directors' and officers' liability insurance maintained from time to time on the same terms and subject to the same conditions as the other members of the Board, and (c) such designees shall be entitled to the benefit of any indemnification agreements entered into by the Company with any of its Directors; provided, that nothing in this Agreement shall obligate the Company to maintain any such insurance or to enter into any such indemnification agreements.

      4.7. Directors' Compensation. The Directors designated by the Purchaser, if any, who are not officers or employees of the Purchaser and its Affiliates shall have the right to receive all fees paid and options and other awards granted and expenses reimbursed to non-employee Directors generally, provided that all such fees and awards allocable to Directors who are not officers or employees of the Purchaser and its Affiliates shall not be paid or awarded or transferred to the Purchaser. Directors designated by the Purchaser who are officers or employees of the Purchaser or its Affiliates shall have the right to receive only such fees, options and other awards and expense reimbursements, if any, as may be granted to employee Directors of the Company for their service as Directors, provided that, notwithstanding Article 2 (other than Section 2.1.7), any or all such fees
                      ---------             -------------
and awards allocable to Directors designated by the Purchaser shall, in the Purchaser's discretion, be paid or awarded to the Purchaser.

                                   ARTICLE 5.
                                APPROVAL RIGHTS

      5.1. Actions by the Company. Subject to applicable laws, including antitrust laws, at all times following acquisition by the Purchaser and/or its Affiliates of the New Issue Shares and the Offer Shares and until the Purchaser Interest has been less than thirty percent (30%) for a period of at least twenty-five (25) consecutive days, the Company shall not, without the prior written consent of the Purchaser or, in the case of Board action, the affirmative vote or written consent of not less than a majority of the Directors designated by the Purchaser:

           5.1.1. Acquisitions. Acquire or agree to acquire, or permit any of
                  ------------
its subsidiaries to acquire or agree to acquire, by merger, consolidation, or acquisition of assets or stock, or otherwise, any corporation, partnership, or other business organization or division thereof, or any other business operation ("Acquired Entity") if the total assets, or the total revenues or operating profits of such Acquired Entity as at the end of or for the most recently completed four fiscal quarters preceding the agreement for such acquisition shall exceed twenty percent (20%) of the total assets, or the total revenues or operating profits of the Company as at the end of or for such four fiscal quarters; provided however that the Purchaser's consent shall not be required solely as the result of this Section 5.1.1 for an acquisition in which the total
                             -------------
value of all consideration paid or given by the Company in such acquisition (including without limitation the value of any funded debt or other capitalized obligations assumed by the Company or any subsidiary of the Company) shall be less than fifty million dollars ($50,000,000).

           5.1.2. Divestitures. Sell, contribute or otherwise transfer or agree
                  ------------
to sell, contribute or otherwise transfer, or permit any of its subsidiaries to sell, contribute or otherwise transfer or agree to sell, contribute or otherwise transfer, any product line or line of business of the Company or any of its subsidiaries or any interest therein to any person other than a subsidiary of the Company that is or, if it were a United States entity, would be, required to be consolidated for Federal income tax purposes, if the assets, revenues or operating profit of such product line or line of business as at the end of or for the most recently completed four fiscal quarters preceding the agreement for such transfer shall exceed twenty percent (20%) of the assets, revenues or operating profits of the Company as at the end of or for such four fiscal quarters.

           5.1.3. Issuances. Authorize for issuance, issue, sell, deliver or
                  ---------
agree or commit to issue, sell or deliver (whether through the issuance or exercise of options, warrants, subscriptions, rights to purchase or otherwise), in any transaction or series of related transactions, any New Securities if such New Securities, assuming full conversion and exercise of such New Securities, would represent an increase of ten percent (10%) or more in the Total Voting Power represented by the Voting Stock (other than such New Securities) outstanding immediately prior to the

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

issuance of such New Securities (or for New Securities issued in a series of related transactions, immediately prior to the first issuance in such series).

           5.1.4. Capital Expenditures. Approve any annual Capital Expenditure
                  --------------------
budget, or authorize or make, or permit any of its subsidiaries to authorize or make, Capital Expenditures in excess of $15 million, in the aggregate for the Company and all of its subsidiaries, in any fiscal year commencing with the fiscal year beginning July 1995, except to the extent specifically provided for in a capital budget approved by the Purchaser pursuant hereto.

           5.1.5. Amendments. Amend its Certificate of Incorporation or Bylaws
                  ----------
or change the number of authorized Directors.

           5.1.6. Certain Strategic Relationships. Enter, or permit any of its
                  -------------------------------
subsidiaries to enter, into any joint venture, partnership, or exclusive licensing agreement with any Third Party that (a) involves an explicit or projected commitment of cash and/or other resources of the Company and/or of its subsidiaries or forecasted payments to or from the Company and/or its subsidiaries during the duration of such agreement or relationship, or the four-year period commencing on the date of such agreement, whichever is less, in excess of $100 million, or (b) restricts or impairs in any material respect the ability or right of the Company or any of its subsidiaries to compete in any line of business or product which is material to the business of the Company and its subsidiaries, taken as a whole. Notwithstanding the generality of the foregoing, the Purchaser's written consent shall not be required pursuant to this Section 5.1.6 for any agreement for the procurement of central processing
     -------------
units (CPUs) and licenses for the use of patents, basic input-output system software (BIOS), disk operating system software (DOS), Windows operating system software, and network operating system software, or other similar agreements, in each case entered into in the ordinary course of business not substantially inconsistent with past practice and for procurement of components to be used in or with the Company's products, or provided to purchasers of the Company products in or with such products.

                                   ARTICLE 6.
                               CERTAIN COVENANTS

     6.1. Proxy Solicitations. Prior to the end of the Standstill Period, neither the Purchaser nor its Affiliates shall, directly or indirectly, (a) solicit, initiate or participate in any "solicitation" of "proxies" or become a "participant" in any "election contest" (as such terms are defined or used in Regulation 14A under the Exchange Act, disregarding clause (iv) of Rule 14a-1(1)(2) and including any exempt solicitation pursuant to Rule 14a-2(b)(1)); call, or in any way participate in a call for, any special meeting of stockholders of the Company (or take any action with respect to acting by written consent of the Company's stockholders); request, or take any action to obtain or retain any list of holders of any securities of the Company; or initiate or propose any stockholder proposal or participate in the making of, or solicit stockholders for the approval of, one or more stockholder proposals; (b) deposit any Voting Stock in a voting trust or subject them to any voting agreement or arrangements, except as provided herein; (c) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of Exchange
Act) with respect to
any Voting Stock (or any securities the ownership of which would make the owner thereof a Beneficial Owner of Voting Stock ); (d) except as specifically permitted by this Agreement, otherwise act to control or influence the Company or its management, Board of Directors, policies or affairs, including, without limitation, (i) soliciting or proposing to effect or negotiate any form of business combination, restructuring, recapitalization or other extraordinary transaction involving, or any change in control of, the Company, its Affiliates or any of their respective securities or assets (other than pursuant to the Stock Purchase Agreement), or (ii) seeking Board representation or the removal of any Directors or a change in the composition or size of the Board (other than as necessary to obtain the Board representation to which it is entitled hereunder); (e) disclose any intent, purpose, plan or proposal with respect to this Agreement, the Company or its Affiliates or the Board, management, policies, affairs, securities or assets of the Company or its Affiliates that is inconsistent with this Agreement, including any intent, purpose, plan or proposal that is conditioned on, or would require the Company or any of its Affiliates to make any public disclosure relating to, any such intent, purpose, plan, proposal or condition; or (f) assist, advise, encourage or act in concert with any person with respect to, or seek to do, any of the foregoing. Notwithstanding the generality of the foregoing, nothing herein shall (x) prevent the Purchaser or its Affiliates from voting their respective shares, or taking such other action as it may deem necessary or appropriate, to cause the election as Directors of those persons the Purchaser is entitled to designate pursuant to Section 4.1, or (y) prohibit or restrict any action taken by the
            -----------
Purchaser or any of its Affiliates in connection with the exercise of the rights of the Purchaser and its Affiliates under Section 2.1.6.
                                          -------------
      6.2. Voting. Except as otherwise set forth herein, prior to the end of the Standstill Period, the Purchaser and its Affiliates shall vote any Voting Stock Beneficially Owned by them in connection with any matter or proposal submitted to a vote of the Company stockholders but not sponsored or supported by the Board either (a) in accordance with the recommendation of a majority of the Board, or (b) in the absence of a recommendation of a majority of the Board, then proportionately in accordance with the votes of all stockholders of the Company who have voted with respect to such matter or proposal. Prior to the end of the Standstill Period, the Purchaser and its Affiliates shall be present in person or represented by proxy at all stockholder meetings of the Company called by the Company so that all Voting Stock of which they are the Beneficial Owner may be counted for the purpose of determining the presence of a quorum at such meetings.

      6.3. Material Transactions. At all times that the Purchaser Interest is less than 100%, neither the Purchaser nor any of its Affiliates shall engage in any material transaction with the Company or any of its subsidiaries unless such transaction has been approved by a majority of the Independent Directors or, in the case of a series of related transactions, is in accordance with guidelines approved by a majority of the Independent Directors. For purposes of this
Section 6.3, "material transaction" shall mean (i) any amendment to, or termination of, this Agreement or, any of the other Transaction Documents that have been executed and delivered and (ii) any transaction between the Company or any of its subsidiaries and the Purchaser or any of its Affiliates, or any transaction (other than a transaction of the type described in Section 2.1.6,
                                                               -------------
Section 2.4 or Section 6.1) between the stockholders of the Company, in their
-----------    -----------
capacity as stockholders, and the Purchaser or any of its Affiliates, including, without limitation: (a) any sale of all or substantially all of the assets of the Company or any of its subsidiaries or any business division or operation of the Company or any of its subsidiaries, (b) any issuance of Voting Stock or other securities by the Company or any of the Company's subsidiaries, (c) any transaction or series of related transactions involving payments, the incurrence of obligations, or transfers of property, and
(d) any merger or other business combination involving the Purchaser and/or any of its Affiliates; provided, that "material transaction" shall not include any
                   --------
(i) transaction in accordance with the terms of the Transaction Documents or
(ii) other transaction or series of related transactions involving payments by or obligations or transfer of property of the Company with an aggregate value in any calendar or fiscal year of less than $5 million.

                                   ARTICLE 7.
                             RESULTS OF OPERATIONS

     Following the acquisition by the Purchaser of the Original Investment Shares, and provided that the Purchaser Interest shall not have been less than thirty percent (30%) for a period of at least twenty-five (25) consecutive days, if (a) the consolidated revenues or gross profits of the Company and its subsidiaries for the fiscal year ended July 1996 shall be less than $2.6 billion or $430 million, respectively, (b) the consolidated revenues or gross profits of the Company and its subsidiaries for the fiscal year ended July 1997 shall be less than the greater of (i) $2.75 billion or $450 million, respectively, or
(ii) 85% of the amounts therefor set forth in the 1997 operating plan of the Company approved by the Board; or (c) the consolidated net income after taxes of the Company and its subsidiaries for either of such fiscal years shall be less than 1% of net revenues, then the Management Committee of the Board shall review the desirability of changes in the management of the Company and take such action, if any, as may be determined to be advisable including without limitation the reassignment, changes in the responsibilities, removal, termination or replacement of any members of management. For purposes of the foregoing, the "management" of the Company shall refer to all persons who presently have the title of "Vice President" or higher, whether or not any such person is an officer of the corporation, and all such persons who may perform the functions presently performed by any of the foregoing, without regard to title, but shall not include the Chief Executive Officer. The Management Committee shall make any determination with respect to the termination or reassignment of an existing member of management, or the decision to hire any new member of management within 60 days following the availability of the audited financial statements for the relevant year (or such longer period of time as may be determined by a majority of the Board), and no such determination shall be made thereafter; provided that: (a) the Management Committee shall have such additional time as is reasonably necessary for the recruitment and selection of any such new member of management; and (b) no action or inaction by the Management Committee following the fiscal year ended July 1996 shall impair its ability to act as herein authorized following the fiscal year ended July 1997. Notwithstanding the generality of the foregoing, the Management Committee shall not be authorized to take such actions if they would violate applicable law or if the shortfall in consolidated revenues, gross profits or net income of the Company and its subsidiaries referred to above, shall be the direct result of (a) fire, flood, earthquake or other act of God, any war, whether or not declared, insurrection, hostilities, or other armed conflict, acts of civil disorder or riot, or the disruption of national or international financial, currency or capital markets, in each case affecting the Company or any of its significant suppliers, or (b) a decline in the unit volume of the world market for personal computers.

                                   ARTICLE 8.
                                 MISCELLANEOUS

      8.1. Termination. Article 4, Article 5 and Article 6 of this Agreement and
                        ---------  ---------     ---------
the rights and obligations of the Purchaser and the Company thereunder shall terminate at the first time after the date hereof that the Purchaser Interest shall have been less than fifteen percent (15%) for a period of at least ninety
(90) consecutive days.

      8.2. Stock Purchase Agreement. The provisions of Article 9 of the Stock Purchase Agreement are incorporated herein by reference and shall govern this Agreement as though set forth in full herein and as though references in such
Article 9 to "this Agreement" were references to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

AST Research, Inc.,                    Samsung Electronics Co., Ltd.,
a Delaware corporation                 a Korean corporation

By:    /s/ Safi U. Qureshey            By:    /s/ Bo-Soon Song
   ------------------------------         -------------------------------
Name:  Safi U. Qureshey                Name:  Bo-Soon Song
     ----------------------------           -----------------------------
Title: Chief Executive Officer         Title: Senior Managing Director
      ---------------------------            ----------------------------